TOUCHSTONE FUNDS GROUP TRUST
Touchstone US Quality Bond Fund (the “Fund”)
Supplement dated January 28, 2025 to the Prospectus, Summary Prospectus, and Statement of Additional Information each dated January 28, 2025
Notice relating to the Fund Name and 80% Investment Policy
From January 28, 2025 through February 28, 2025, all references to Touchstone US Quality Bond Fund, in the Fund’s summary prospectus, prospectus, and Statement of Additional Information (“SAI”) are replaced with Touchstone Impact Bond Fund.
Additionally, from January 28, 2025 through February 28, 2025, the first paragraph in the section, “The Fund’s Principal Investment Strategies” of the Fund’s summary prospectus and prospectus is replaced with the following:
The Fund invests, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in fixed income securities that meet certain positive impact criteria. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. Fixed-income securities primarily consist of U.S. government obligations, corporate debt obligations (including non-investment-grade corporate debt obligations), mortgage-backed securities, asset-backed securities and taxable and tax-exempt municipal securities. Corporate debt obligations include corporate bonds, debentures, notes and other similar instruments of U.S. corporations. Investment-grade fixed-income securities include securities rated BBB- or higher by S&P Global Ratings (“S&P”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated by S&P or Moody’s, determined by the sub-adviser, EARNEST Partners LLC (“EARNEST”), to be of comparable quality. The Fund’s investment policies are based on credit ratings at the time of purchase.
On March 1, 2025, this Supplement will no longer be in effect and the Fund’s name will be the Touchstone US Quality Bond Fund as reflected in the Fund’s summary prospectus, prospectus, and SAI each dated January 28, 2025. Additionally, the first paragraph in the section, “The Fund’s Principal Investment Strategies” will be as shown in the Fund’s summary prospectus and prospectus each dated January 28, 2025.

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Please contact your financial adviser or Touchstone at 800.543.0407 if you have any questions.
P.O. Box 534467 Pittsburgh, PA 15253-4467
Ph: 800.543.0407 TouchstoneInvestments.com
Touchstone Mutual Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group
Please retain this Supplement for future reference.

TSF-4518-2501